                                                                    EXHIBIT 10.1

                      UNIVERSAL COMPRESSION HOLDINGS, INC.

                           UNIVERSAL COMPRESSION, INC.




================================================================================




                                FIRST AMENDMENT

                                       TO

                         EXECUTIVE EMPLOYMENT AGREEMENT


                                 ERNIE L. DANNER





================================================================================



                          EFFECTIVE AS OF MAY 15, 1999

                               FIRST AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


         First Amendment ("Amendment") to the Executive Employment Agreement dated as of October 1, 1999, by and among Universal Compression, Inc., a Texas corporation ("Company"), Universal Compression Holdings, Inc., a Delaware corporation ("Holdings") and Ernie L. Danner (the "Executive"). All capitalized terms used herein, but otherwise not defined herein shall have the respective meanings provided such terms in the Executive Employment Agreement.


                                   WITNESSETH:



         WHEREAS, Company, Holdings and Executive are a party to the Executive Employment Agreement dated as of February 20, 1998 (the "Agreement"); and

         WHEREAS, the parties now desire to amend the Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, it is agreed as follows:

1. Section 1.1 shall be revised to delete the reference to "Chief Financial Officer" on the fourth line thereof, and to delete the last two sentences thereof.

2. Section 1.2 shall be revised to delete the reference to "Chief Financial Officer" on the fourth line thereof.

3. Immediately following the first sentence of Section 3.1, the following sentence should be inserted: "Effective May 15, 1999, as compensation for all services rendered pursuant to this Agreement, the Company will pay to the Executive an annual base salary of Twenty-four Thousand Dollars ($24,000), payable in equal semi-monthly installments of $1,000."

4. Section 3.2 is to be revised by inserting the following sentence at the end of such section: "Effective May 15, 1999, the Executive shall be entitled to receive from the Company an annual cash bonus on or before sixty (60) days after the end of each of the Company's fiscal years in an amount to be determined at the discretion of the Compensation Committee of the Board of Directors."

5. This Amendment shall be effective as of May 15, 1999 (the "Amendment Effective Date").

6. This Amendment is limited as specified herein and shall not constitute a modification or waiver of any other provision of the Agreement.

7. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

8. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof, but effective as of May 15, 1999.

                                    EXECUTIVE

                                    /s/ Ernie L. Danner
                                    --------------------------------------------
                                        Ernie L. Danner



                                    UNIVERSAL COMPRESSION, INC.


                                    By: /s/ Stephen A. Snider
                                       -----------------------------------------
                                    Title:  President
                                          --------------------------------------
                                    Date:   9/17/99
                                         ---------------------------------------


                                    UNIVERSAL COMPRESSION HOLDINGS, INC.


                                    By:  /s/ Stephen A. Snider
                                       -----------------------------------------
                                    Title:   President
                                          --------------------------------------
                                    Date:    9/17/99
                                         ---------------------------------------


                                       3